UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2021

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703, PMB 73480

Boston, MA 02115

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market
Series A Participating Preferred Stock Purchase Rights	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of SeaChange International, Inc. (“SeaChange”) was held on July 8, 2021, at which the stockholders voted on the following matters, as further described in SeaChange’s Proxy Statement filed with the Securities and Exchange Commission on May 28, 2021:

1.	The election of two members, Julian Singer and Matthew Stecker, to SeaChange’s Board of Directors, to serve for a three-year term, each as a Class I Director;

2.	The approval of amendments to SeaChange’s Amended and Restated By-Laws to declassify the Board of Directors (the “Board Declassification Vote”);

3.	The approval, on an advisory basis, of the compensation of SeaChange’s named executive officers (the “Say-on-Pay Vote”);

4.	The approval of the 2021 Compensation and Incentive Plan (the “2021 Plan Vote”); and

5.	The ratification of the appointment of the SeaChange’s independent registered public accounting firm.

The final voting results, as certified by the independent inspector of elections, Broadridge Financial Solutions, Inc., for each of the proposals submitted to a vote of the stockholders at the Annual Meeting are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-votes
Election of Julian Singer:	13,580,212	3,099,038	379,382	12,266,014

	Votes For	Votes Against	Abstentions	Broker Non-votes
Election of Matthew Stecker:	14,047,992	2,631,114	379,526	12,266,014

	Votes For	Votes Against	Abstentions	Broker Non-votes
Board Declassification Vote:	16,146,553	314,407	597,672	12,266,014

	Votes For	Votes Against	Abstentions	Broker Non-votes
Say-on-Pay Vote:	15,923,193	718,039	417,400	12,266,014

	Votes For	Votes Against	Abstentions	Broker Non-votes
2021 Plan Vote:	15,884,737	780,557	393,338	12,266,014

	Votes For	Votes Against	Abstentions	Broker Non-votes
Auditor Ratification:	27,040,683	1,843,872	440,091	n/a

Each of the proposals listed above was approved by the stockholders at the Annual Meeting, except for the Board Declassification Vote which required the affirmative vote of the holders of at least seventy-five percent (75%) of the shares entitled to vote at the Annual Meeting. The Board Declassification Vote was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Michael D. Prinn
Michael D. Prinn
Dated: July 8, 2021		Chief Financial Officer, Senior Vice President and Treasurer